EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Tammie A. Quinlan, Executive Vice President and Chief Financial Officer, certifies that (1) this Quarterly Report of CNL Lifestyle Properties, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2008 and December 31, 2007, and its results of operations for the quarters and three months ended March 31, 2008 and 2007.

/s/ Tammie A. Quinlan
Date: May 14, 2008	Name:	Tammie A. Quinlan
	Title:	Executive Vice President and Chief Financial Officer